UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 18, 2008 (January 16, 2008)

Date of Report (Date of earliest event reported)

Pinnacle Data Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-16103	31-1263732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Port Road

Groveport, Ohio 43125

(Address of principal executive offices)

(614) 748-1150

(Registrant’s Telephone Number, Including Area Code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	(i) On January 16, 2008, Pinnacle Data Systems, Inc. (the “Registrant”) dismissed Maloney + Novotny LLC, formerly known as Hausser + Taylor LLC (“Hausser”), as the Registrant’s independent registered public accounting firm. The decision to dismiss Hausser was the result of the Registrant’s desire to continue to utilize the audit engagement team and personnel formerly affiliated with Hausser, who are now employed by McGladrey & Pullen, LLP.

(ii) The reports of Hausser on the financial statements of the Registrant for each of the past two fiscal years have not contained an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) The Audit Committee of the Board of Directors of the Registrant participated in and approved the decision to dismiss Hausser.

(iv) During the Registrant’s two most recent fiscal years and in the subsequent interim period through January 16, 2008 there have been no disagreements with Hausser on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hausser would have caused them to make reference thereto in their reports on the financial statements of the Registrant for such years.

(v) There were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, during the two most recent fiscal years and in the subsequent interim period through January 16, 2008.

The Registrant has provided Hausser with a copy of this Form 8-K and has requested that they furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. A copy of that letter, dated January 17, 2008, is filed as Exhibit 16.1 to this Form 8-K.

(b)	On January 17, 2008, the Registrant engaged McGladrey & Pullen, LLP (“M&P”) as its new independent registered accounting firm to audit the Registrant’s financial statements for the fiscal year ending December 31, 2007. The Audit Committee of the Board of Directors of the Registrant participated in and approved the decision to engage M&P. Neither the Registrant nor someone on behalf of the Registrant consulted with M&P regarding any of the items listed in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
16.1	Letter from Maloney & Novotny LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE DATA SYSTEMS, INC.
(Registrant)

/s/ George A. Troutman
George A. Troutman, Chief Financial Officer

Dated: January 18, 2008